SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 18, 2000

                              AMERICA ONLINE, INC.

               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-19836               54-1322110
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
   of Incorporation)                                       Identification No.)

                     22000 AOL Way, Dulles, Virginia 20166
               (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:        (703) 265-1000
                                                     --------------------------

Item 5.     Other Events.

         On April 18, 2000, America Online, Inc. ("AOL") issued a press release announcing fiscal year 2000 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In conjunction with this press release, the Company held a telephone conference with analysts and others, in the course of which the Company made forward-looking statements with respect to network costs, numbers and growth of subscribers, marketing expenses, and financial and operating results. An excerpt from the transcript of the call is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         The above-referenced statements are forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and are based on management's current expectations or beliefs and is subject to a number of factors and uncertainties that could cause actual results to differ materially. The following factors, among others, could cause actual results to differ materially from those referred to in the forward-looking statements: inability to obtain, or meet conditions imposed for, governmental approvals for the merger; failure of the AOL or Time Warner stockholders to approve the merger; the risk that the AOL and Time Warner businesses will not be integrated successfully; costs related to the merger; inability to further identify, develop and achieve commercial success for new products and services and access and distribution technologies; increased competition and its effects on pricing, spending, third-party relationships, the subscriber base and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology and content providers; risk of accepting warrants in certain agreements; risks of new and changing regulation in the U.S. and internationally. For a detailed discussion of these and other cautionary statements, please refer to the Company's filings with the Securities and Exchange Commission, especially in the "Forward-Looking Statements" section of the Management's Discussion and Analysis section of the Company's Form 10-K for the fiscal year ended June 30, 1999 and the Risk Factors section of the Company's S-3 filing that became effective in November 1999.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

                  99.1 Press Release Dated April 18, 2000 By America Online, Inc. Announcing Fiscal 2000 Third Quarter Results

                  99.2 Excerpt from Transcript of Analysts' Call Held on April 18, 2000

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  AMERICA ONLINE, INC.


Date:    April 21, 2000           By: /s/J. Michael Kelly
                                      J. Michael Kelly
                                      Senior Vice President, Chief Financial
                                      Officer and Assistant Secretary


                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1 Press Release Dated April 18, 2000 By America Online, Inc. Announcing Fiscal 2000 Third Quarter Results

99.2     Excerpt from Transcript of Analysts' Call on Held April 18, 2000